UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 17, 2020

Giga-tronics Incorporated

(Exact Name of Registrant as Specified in Charter)

California	0-12719	94-2656341
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5990 Gleason Drive, Dublin, CA		94568
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code (925) 328-4650

                                           N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	GIGA	OTCMarket

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Giga-tronics Incorporated (the “Company”) held its annual meeting of shareholders on September 17, 2020. There were issued and outstanding on July 20, 2020, the record date for the meeting, 2,635,856 shares of common stock and an aggregate of 26,982 shares of convertible voting preferred stock eligible to vote. The convertible voting preferred stock entitles the holder to vote with holders of the common stock at the rate of 6.667 votes per preferred share.

Holders of a total of 1,484,393 (56.3%) shares of common stock and 17,030 (63.1%) shares of convertible voting preferred stock were present at the meeting in person or represented by proxy.

All proposals were approved. The vote tallies below include votes of both common stock and convertible voting preferred stock.

1.	Elect five directors to the Company’s Board of Directors for the ensuing year:

Election of Directors	Votes For	Votes Withheld	Abstentions and Broker Non-Votes
Gordon L. Almquist	747,786	93,949	756,245
Lutz P. Henckels	744,243	97,492	756,245
John R. Regazzi	747,786	93,949	756,245
William J. Thompson	747,802	93,933	756,245
Jamie Weston	744,860	96,875	756,245

All nominees were elected as directors for the ensuing year.

2.	Ratify the appointment of Armanino LLP as independent certified public accountants for the 2021 fiscal year:

Votes For	Against	Abstain	Abstentions and Broker Non-Votes
1,489,796	79,793	28,391	0

The foregoing proposal was approved.

3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers:

Votes For	Against	Abstain	Abstentions and Broker Non-Votes
735,001	95,401	11,333	756,245

The foregoing proposal was approved.

4.	To approve the amendment and restatement of the Company’s 2018 Equity Incentive Plan to increase the number of shares issuable under the plan by 250,000 shares.

Votes For	Against	Abstain	Abstentions and Broker Non-Votes
738,595	98,537	4,603	756,245

  The foregoing proposal was approved.

No other matters were presented for approval.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 23, 2020	GIGA-TRONICS INCORPORATED

By: /s/ Lutz P. Henckels Chief Financial Officer (Principal Financial Officer)